UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2026

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 10, 2026, Ecolab Inc. (“Ecolab”) announced earnings for the fourth quarter ended December 31, 2025. A copy of the (i) News Release issued by Ecolab in connection with this report under Item 2.02 is furnished and attached as Exhibit (99.1) and (ii) Supplemental Data to be used in connection with the conference call to be held discussing the first quarter results is furnished and attached as Exhibit (99.2), each of which is incorporated by reference herein. Ecolab also will publish the attached exhibits on its website located at www.ecolab.com.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 30, 2024, the Company announced the One Ecolab initiative, which will enhance its growth and margin expansion journey. As a program within this initiative, the Company also announced that it commenced a restructuring plan to leverage its digital technologies to realign the functional work done in many countries into global centers of excellence. On February 10, 2026, the Company announced the expansion of the One Ecolab initiative and anticipates total restructuring costs of $334 million ($261 million after tax) and special charges of $91 million ($71 million after tax) by the end of 2027. The Company anticipates that the restructuring costs will primarily be cash expenditures for severance costs relating to team realignment.

Cautionary Statements Regarding Forward Looking Information.

Statements contained in this Current Report on Form 8-K, including statements concerning Ecolab’s restructuring plan, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of management of the Company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties that may affect operating results and business performance are set forth under Item 1A of our most recent Form 10-K, and the Company’s other public filings with the Securities and Exchange Commission. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished pursuant to Item 2.02 of Form 8-K and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Description	Method Of Filing

(99.1)	Ecolab Inc. News Release dated February 10, 2026.	Filed herewith electronically.

(99.2)	Supplemental Data for Fourth Quarter dated February 10, 2026.	Filed herewith electronically.

(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: February 10, 2026	By:	/s/ Youhao Dong
Youhao Dong
Assistant Secretary

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